UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018 (February 9, 2018 )

Alta Mesa Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38040	81-4433840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

15021 Katy Freeway, Suite 400

Houston, Texas 77094

(Address of principal executive offices, including zip code)

281-530-0991

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 9, 2018, Alta Mesa Resources, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that it had consummated the previously announced acquisition (the “Business Combination”) of:

•	(i) all of the limited partner interests in Alta Mesa Holdings, LP, a Texas limited partnership (“Alta Mesa”), held by High Mesa Holdings, LP, a Delaware limited partnership (the “Alta Mesa Contributor”), and (ii) 100% of the economic interests and 90% of the voting interests in Alta Mesa Holdings GP, LLC, a Texas limited liability company and the sole general partner of Alta Mesa (“Alta Mesa GP”), pursuant to that certain Contribution Agreement, dated as of August 16, 2017 (the “Alta Mesa Contribution Agreement”), among the Alta Mesa Contributor, High Mesa Holdings GP, LLC, a Texas limited liability company and the sole general partner of the Alta Mesa Contributor, Alta Mesa, Alta Mesa GP, Silver Run (as defined below) and, solely for certain provisions therein, the equity owners of the Alta Mesa Contributor;

•	100% of the outstanding membership interests in Kingfisher Midstream, LLC, a Delaware limited liability company (“Kingfisher”), pursuant to that certain Contribution Agreement, dated as of August 16, 2017 (the “Kingfisher Contribution Agreement”), among KFM Holdco, LLC, a Delaware limited liability company (the “Kingfisher Contributor”), Kingfisher, Silver Run and, solely for certain provisions therein, the equity owners of the Kingfisher Contributor; and

•	all of the limited partner interests in Alta Mesa held by Riverstone VI Alta Mesa Holdings L.P., a Delaware limited partnership (the “Riverstone Contributor” and, together with the Alta Mesa Contributor and the Kingfisher Contributor, the “Contributors”), pursuant to that certain Contribution Agreement, dated as of August 16, 2017 (the “Riverstone Contribution Agreement” and, together with the Alta Mesa Contribution Agreement and the Kingfisher Contribution Agreement, the “Contribution Agreements”), between the Riverstone Contributor and Silver Run.

Following the completion of the Business Combination, Alta Mesa is the Company’s accounting predecessor. This amendment to the Original Form 8-K is being filed to include the financial statements of Alta Mesa for the year ended December 31, 2017.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The historical financial statements of Alta Mesa for the three years ended December 31, 2016 and the nine months ended September 30, 2017 included in the Proxy Statement beginning on page Fin-30 are incorporated herein by reference.

The historical financial statements of Kingfisher for the years ended December 31, 2016 and 2015 and the nine months ended September 30, 2017 included in the Proxy Statement beginning on page Fin-85 are incorporated herein by reference.

The historical financial statements of Alta Mesa for the three years ended December 31, 2017 included in Alta Mesa’s Form 10-K filed with the SEC on March 29, 2018 beginning on page F-1 are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated combined financial information of Silver Run for the year ended December 31, 2016 and the nine months ended September 30, 2017 included in the Proxy Statement beginning on page 97 is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

3.1*	Second Amended and Restated Certificate of Incorporation of Alta Mesa Resources, Inc.

3.2*	Certificate of Designation of Series A Preferred Stock.

3.3*	Certificate of Designation of Series B Preferred Stock.

4.1*	Registration Rights Agreement, dated as of February 9, 2018, by and among Alta Mesa Resources, Inc., High Mesa Holdings, L.P., KFM Holdco, LLC and Riverstone VI Alta Mesa Holdings, L.P.

4.2*	Amendment No. 1 to Registration Rights Agreement, dated as of February 9, 2018, by and among Alta Mesa Resources, Inc., Silver Run Sponsor II, LLC, and the other holders party thereto.

4.3	Warrant Agreement, dated March 23, 2017, between Silver Run Acquisition Corporation II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.4 to Silver Run’s Current Report on Form 8-K filed with the SEC on March 29, 2017).

10.1*	Eighth Amended and Restated Credit Agreement dated as of February 9, 2018 among Alta Mesa Holdings, LP, Alta Mesa Resources, Inc., the lenders party from time to time, and Wells Fargo Bank, National Association, as administrative agent for such Lenders.

10.2*	Credit Agreement, dated as of August 8, 2017, by and among Kingfisher, each of the lenders from time to time party thereto and ABN AMRO Capital USA LLC, as administrative agent and LC Issuer.

10.3*	First Amendment to Credit Agreement and Limited Consent, dated as of February 9, 2018, by and among Kingfisher, each of the lenders from time to time party thereto and ABN AMRO Capital USA LLC, as administrative agent and LC Issuer.

10.4*	Amended and Restated Agreement of Limited Partnership of SRII Opco, LP, dated as of February 9, 2018.

10.5*	Tax Receivable Agreement, by and among Alta Mesa Resources, Inc., SRII Opco, LP, Riverstone VI Alta Mesa Holdings, L.P. and High Mesa Holdings, LP, dated as of February 9, 2018.

10.6*	Restrictive Covenant Agreement, by and between Alta Mesa Resources, Inc. and Asset Risk Management, LLC, dated as of February 9, 2018.

10.7*	Form of Indemnity Agreement.

10.8*	Form of Indemnity Agreement Amendment.

10.9*	Management Services Agreement, by and between Alta Mesa Holdings, LP and High Mesa, Inc., dated as of February 9, 2018.

10.10*	Amended and Restated Voting Agreement, by and among Alta Mesa Holdings GP, LLC, BCE-AMH Holdings, LLC, BCE-MESA Holdings, LLC, Mezzanine Partiers II Delaware Subsidiary, LLC, Offshore Mezzanine Partners Master Fund II, L.P., Institutional Mezzanine Partners II Subsidiary, L.P., AP Mezzanine Partners II, L.P., The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company For its Group Annuity Separate Account, Northwestern Mutual Capital Strategic Equity Fund III, L.P., Michael E. Ellis, Harlan H. Chappelle and SRII Opco, LP, dated as of February 9, 2018.

10.11*	Operating Transition Services Agreement by and between Kingfisher Midstream, LLC and Asset Risk Management, LLC, dated as of February 9, 2018.

10.12*	Letter Agreement, dated as of February 9, 2018, by and between Alta Mesa Resources, Inc. and James T. Hackett.

10.13*	Employment Agreement, dated as of February 9, 2018, by and between Alta Mesa Services, LP and Harlan H. Chappelle.

10.14*	Employment Agreement, dated as of February 9, 2018, by and between Alta Mesa Services, LP and Michael E. Ellis.

10.15*	Employment Agreement, dated as of February 9, 2018, by and between Alta Mesa Services, LP and Michael A. McCabe.

10.16*	Employment Agreement, dated as of February 9, 2018, by and between Alta Mesa Services, LP and Homer “Gene” Cole.

10.17*	Employment Agreement, dated as of February 9, 2018, by and between Alta Mesa Services, LP and David Murrell.

10.18*	Employment Agreement, dated as of February 9, 2018, by and between Alta Mesa Services, LP and Ronald J. Smith.

10.19*	Alta Mesa Resources Inc. 2018 Long Term Incentive Plan.

10.20*	Form of Stock Option Agreement under the Alta Mesa Resources Inc. 2018 Long Term Incentive Plan.

10.21*	Form of Restricted Stock Unit Agreement under the Alta Mesa Resources Inc. 2018 Long Term Incentive Plan.

10.22*	Form of Restricted Stock Agreement under the Alta Mesa Resources Inc. 2018 Long Term Incentive Plan.

10.23*	Director Compensation Program.

10.24	Sponsor Warrants Purchase Agreement, dated March 23, 2017, between Silver Run Acquisition Corporation II and Silver Run Sponsor II, LLC (incorporated by reference to Exhibit 10.5 to Silver Run’s Current Report on Form 8-K filed with the SEC on March 29, 2017).

10.25	Forward Purchase Agreement, dated as of March 17, 2017, between Silver Run Acquisition Corporation II and Riverstone VI SR II Holdings, L.P. (incorporated by reference to Exhibit 10.9 to Silver Run’s Registration Statement on Form S-1 (Registration No. 333-216409) filed with the SEC on March 17, 2017).

21.1*	Subsidiaries of the Registrant.

99.1	Financial statements of Alta Mesa for the three years ended December 31, 2016 and the nine months ended September 30, 2017 (incorporated by reference to Silver Run’s definitive proxy statement filed with the SEC on January 19, 2018).

99.2	Financial statements of Kingfisher for the years ended December 31, 2016 and 2015 and the nine months ended September 30, 2017 (incorporated by reference to Silver Run’s definitive proxy statement filed with the SEC on January 19, 2018).

99.3	Unaudited pro forma condensed consolidated combined financial information of Silver Run for the year ended December 31, 2016 and the nine months ended September 30, 2016 (incorporated by reference to Silver Run’s definitive proxy statement filed with the SEC on January 19, 2018).

99.4	Financial statements for Alta Mesa for the years ended December 31, 2017 (incorporated by reference to Alta Mesa’s Form 10-K filed with the SEC on March 29, 2018)

*	Incorporated by reference to the Company’s Current Report filed February 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA RESOURCES, INC.
Date: April 2, 2018

	By:	/s/ Michael A McCabe
	Name:	Michael A. McCabe
	Title:	Chief Financial Officer, Chief Compliance Officer and Secretary